UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  November 2, 2017

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On November 2, 2017, NextEra Energy Capital Holdings, Inc. (NEECH), a wholly-owned subsidiary of NextEra Energy, Inc. (NEE), sold $550 million principal amount of its Series M Junior Subordinated Debentures due December 1, 2077 (Debentures). The Debentures bear interest at 4.800% per year, payable semi-annually, until December 1, 2027, and thereafter will bear interest at a rate equal to three-month LIBOR plus 2.409%, reset quarterly, payable on March 1, June 1, September 1 and December 1 of each year, beginning March 1, 2028. The Debentures are unconditionally and irrevocably guaranteed on a subordinated basis by NEE. The Debentures were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-205558, 333-205558-01 and 333-205558-02. This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the sale of the Debentures.
On November 2, 2017, NEECH designated its 3.625% Debentures, Series due June 15, 2023 as the Covered Debt for purposes of the Replacement Capital Covenant from NEE Capital and NEE, dated September 19, 2006, as amended, the Replacement Capital Covenant from NEE Capital and NEE, dated June 12, 2007, as amended, and the Replacement Capital Covenant from NEE Capital and NEE, dated September 18, 2007, as amended, replacing FPL Group Capital Trust I’s 5 7/8% Preferred Trust Securities.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
4(a)	Officer's Certificate of NextEra Energy Capital Holdings, Inc., dated November 2, 2017, creating the Series M Junior Subordinated Debentures due December 1, 2077
4(b)
Replacement Capital Covenant, dated September 19, 2006, by FPL Group Capital Inc and FPL Group, Inc. relating to FPL Group Capital Inc's Series B Enhanced Junior Subordinated Debentures due 2066 (filed as Exhibit 4(d) to Form 8-K dated September 19, 2006, File No. 1-8841)

4(c)
Amendment, dated November 9, 2016, to the Replacement Capital Covenant, dated September 19, 2006, by NextEra Energy Capital Holdings, Inc. (formerly known as FPL Group Capital Holdings Inc) and NextEra Energy, Inc. (formerly known as FPL Group, Inc.), relating to FPL Group Capital Inc's Series B Enhanced Junior Subordinated Debentures due 2066 (filed as Exhibit 4(cc) to Form 10-K for the year ended December 31, 2016, File No. 1-8841)

4(d)
Replacement Capital Covenant, dated June 12, 2007, by FPL Group Capital Inc and FPL Group, Inc. relating to FPL Group Capital Inc's Series C Junior Subordinated Debentures due 2067 (filed as Exhibit 4(b) to Form 8-K dated June 12, 2007, File No. 1-8841)

4(e)
Replacement Capital Covenant, dated September 18, 2007, by FPL Group Capital Inc and FPL Group, Inc. relating to FPL Group Capital Inc's Series D Junior Subordinated Debentures due 2067 (filed as Exhibit 4(c) to Form 8-K dated September 17, 2007, File No. 1-8841)

4(f)
Amendment, dated November 9, 2016, to the Replacement Capital Covenant, dated June 12, 2007 and to the Replacement Capital Covenant, dated September 18, 2007, by NextEra Energy Capital Holdings, Inc. (formerly known as FPL Group Capital Holdings Inc) and NextEra Energy, Inc. (formerly known as FPL Group, Inc.), relating to FPL Group Capital Inc's Series C Junior Subordinated Debentures due 2067 and Series D Junior Subordinated Debentures due 2067 (filed as Exhibit 4(hh) to Form 10-K for the year ended December 31, 2016, File No. 1-8841)

5(a)	Opinion and Consent, dated November 2, 2017, of Squire Patton Boggs (US) LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Debentures
5(b) and 8	Opinion and Consent, dated November 2, 2017, of Morgan, Lewis & Bockius LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Debentures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 2, 2017

NEXTERA ENERGY, INC.
(Registrant)

TERRELL KIRK CREWS, II
Terrell Kirk Crews, II Vice President, Controller and Chief Accounting Officer

3